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                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (the "Exchange Act")

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[ ]  Definitive Proxy Statement                 RULE 14A-6(E)(2))

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[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                         UNITED INVESTORS REALTY TRUST
               (Name of Registrant as Specified In Its Charter)
                                Not applicable
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                               [UIRT LETTERHEAD]




                              IMPORTANT REMINDER
  ==========================================================================

                                                                 August 16, 2001

Dear Fellow Shareholder:

Our Special Meeting of Shareholders is fast approaching and according to the latest records, your VOTE for this meeting has not been received. At UNITED INVESTORS REALTY TRUST we have always been proud of the fact that our shareholder base is primarily made up of individual investors like yourself. Regardless of the number of shares you own your vote is very important to us and WE NEED YOUR SUPPORT.

For example, in order to approve the proposed mergers, at least two-thirds of the outstanding shares must be voted in favor. Therefore a significant voting return from our individual investors is required.

   Your Board of Trust Managers recommends a vote in FAVOR of both proposals
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Please save your company the expense of additional solicitation costs by voting in FAVOR of both proposals as soon as possible. Your bank or broker allows you to vote your shares telephonically or via the Internet if you wish. Kindly follow the instructions on the enclosed voting form to cast your vote. The voting process is quick and easy.


Thank you for your time and effort.





Sincerely,


/s/ RICHARD S. HAMNER

Richard S. Hamner
Vice President and Fellow Shareholder



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